BOK FINANCIAL CORPORATION
 (In thousands, except ratio and per share data)

                                                              Period End Balances                   Average Balances
                                                      -----------------------------------  ---------------------------------
                                                                 September 30,                 Quarter Ended September 30,
                                                      -----------------------------------  ---------------------------------
 BALANCE SHEETS                                            2004                2003             2004              2003
                                                      ---------------     ---------------  --------------   ----------------

 ASSETS
 Cash and due from banks                                   $ 521,697           $ 584,905       $ 520,302          $ 450,266
 Trading securities                                           12,742              19,238          14,956             27,830
 Funds sold                                                   49,674              22,200          23,334             32,491
 Securities:
   Available for sale                                      4,695,510           4,009,524       4,653,067          4,359,948
   Held for investment                                       218,886             192,877         214,558            187,219
                                                      ---------------     ---------------  --------------   ----------------
 Total securities                                          4,914,396           4,202,401       4,867,625          4,547,167
 Loans:
   Commercial                                              4,498,449           4,180,222       4,424,742          4,083,164
   Commercial real estate                                  1,621,124           1,572,083       1,594,867          1,535,549
   Residential mortgage                                    1,202,814           1,111,115       1,182,943          1,085,425
   Consumer                                                  461,779             428,136         454,036            418,073
                                                      ----------------    ---------------- ---------------  -----------------
 Total loans                                               7,784,166           7,291,556       7,656,588          7,122,211
 Less allowance for loan losses                             (129,111)           (126,971)       (130,896)          (125,966)
                                                      ----------------    ---------------- ---------------  -----------------
 Total loans, net                                          7,655,055           7,164,585       7,525,692          6,996,245
 Premises and equipment, net                                 171,617             167,813         172,030            162,395
 Accrued revenue receivable                                   71,982              59,575          65,578             58,595
 Intangible assets, net                                      244,483             251,470         245,806            205,849
 Mortgage servicing rights, net                               46,227              48,392          49,791             47,689
 Real estate and other repossessed assets                      6,038               7,920           6,317              6,218
 Receivable on unsettled securities transactions              22,589             260,961           1,976             28,303
 Bankers' acceptances                                         24,105              45,810          19,527             39,338
 Derivative contracts                                        419,882             111,406         334,006            133,498
 Other assets                                                217,550             154,120         215,557            120,745
                                                      ---------------     ---------------  --------------   ----------------
 TOTAL ASSETS                                           $ 14,378,037        $ 13,100,796    $ 14,062,497       $ 12,856,629
                                                      ===============     ===============  ==============   ================

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Deposits:
   Demand                                                $ 1,856,432         $ 1,566,376     $ 1,839,311        $ 1,323,641
   Interest-bearing transaction                            3,859,901           3,698,527       3,931,166          3,715,035
   Savings                                                   163,008             180,805         169,398            170,796
   Time deposits                                           3,660,100           3,481,517       3,712,161          3,423,920
                                                      ---------------     ---------------  --------------   ----------------
 Total deposits                                            9,539,441           8,927,225       9,652,036          8,633,392
 Federal funds purchased and
   repurchase agreements                                   1,717,639           1,437,902       1,458,245          1,529,721
 Other borrowed funds                                      1,022,347           1,098,647       1,003,050          1,062,734
 Subordinated debentures                                     153,121             154,756         152,333            154,865
 Accrued interest, taxes, and expenses                        57,228              68,583          60,978             86,058
 Bankers' acceptances                                         24,105              45,810          19,527             39,338
 Derivative contracts                                        425,532             109,592         342,887            130,762
 Other liabilities                                            81,965              70,874          77,931             58,425
                                                      ---------------     ---------------  --------------   ----------------
 TOTAL LIABILITIES                                        13,021,378          11,913,389      12,766,987         11,695,295
 Shareholders' Equity:
   Shareholders' equity                                    1,358,640           1,181,620       1,321,496          1,142,690
   Unrealized securities gains (losses)                       (1,981)              5,787         (25,986)            18,644
                                                      ---------------     ---------------  --------------   ----------------
 TOTAL SHAREHOLDERS' EQUITY                                1,356,659           1,187,407       1,295,510          1,161,334
                                                      ---------------     ---------------  --------------   ----------------
 TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                                 $ 14,378,037        $ 13,100,796    $ 14,062,497       $ 12,856,629
                                                      ===============     ===============  ==============   ================

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
                                                             For the Quarter Ended              For the Nine Months Ended
                                                      -----------------------------------  ---------------------------------
                                                                 September 30,                         September 30,
                                                      -----------------------------------  ---------------------------------
 STATEMENTS OF EARNINGS                                   2004                2003            2004              2003
                                                      ---------------     ---------------  --------------   ----------------
 Interest revenue                                          $ 157,842           $ 137,804       $ 451,197          $ 421,290
 Interest expense                                             49,457              41,272         134,416            131,000
                                                      ---------------     ---------------  --------------   ----------------
 Net interest revenue                                        108,385              96,532         316,781            290,290
 Provision for loan losses                                     4,986               8,220          16,000             27,635
                                                      ---------------     ---------------  --------------   ----------------
 Net interest revenue after
   provision for loan losses                                 103,399              88,312         300,781            262,655

 Other operating revenue
   Brokerage and trading revenue                              10,209              12,220          31,386             31,893
   Transaction card revenue                                   16,677              14,260          48,218             40,995
   Trust fees and commissions                                 15,091              11,762          42,739             32,787
   Service charges and fees on deposit accounts               24,292              21,106          70,375             59,696
   Mortgage banking revenue, net                               6,606              12,735          21,905             44,879
   Leasing revenue                                               723                 949           2,470              2,603
   Other revenue                                               5,243               7,098          17,641             17,313
                                                      ---------------     ---------------  --------------   ----------------
  Total fees and commissions                                  78,841              80,130         234,734            230,166
   Gain on sale of other assets                                   78                  14             797                752
   Gain (loss) on sales of securities, net                     2,673             (12,007)         (4,055)             8,139
   Gain (loss) on derivatives                                   (506)             (4,709)         (1,300)            (7,116)
                                                      ---------------     ---------------  --------------   ----------------
   Total other operating revenue                              81,086              63,428         230,176            231,941

 Other operating expense
   Personnel                                                  60,524              56,915         178,543            164,283
   Business promotion                                          3,671               2,912          10,852              9,164
   Contribution of stock to BOk Charitable Foundation              -                   -           4,125                  -
   Professional fees and services                              3,658               4,454          11,551             13,623
   Net occupancy and equipment                                11,733              11,600          35,316             33,901
   Data processing and communications                         14,918              13,008          44,829             37,668
   FDIC and other insurance                                      602                 589           1,873              1,635
   Printing, postage and supplies                              3,770               3,459          10,217             10,341
   Net (gains) losses and operating expenses
     on repossessed assets                                      (305)                283            (360)               626
   Amortization of intangible assets                           1,991               1,959           6,250              5,513
   Mortgage banking costs                                      3,962               8,268          14,238             34,191
   Provision (recovery) for impairment of
     mortgage servicing rights                                 5,900             (16,186)         (1,262)           (20,663)
   Other expense                                               3,778               3,871          13,470             12,549
                                                      ---------------     ---------------  --------------   ----------------
 Total other operating expense                               114,202              91,132         329,642            302,831

 Income before taxes                                          70,283              60,608         201,315            191,765
 Federal and state income taxes                               22,501              21,792          68,848             68,707
                                                      ---------------     ---------------  --------------   ----------------

 Net Income                                                 $ 47,782            $ 38,816       $ 132,467          $ 123,058
                                                      ===============     ===============  ==============   ================


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
                                                             For the Quarter Ended              For the Nine Months Ended
                                                      -----------------------------------  ---------------------------------
                                                                 September 30,                         September 30,
                                                      -----------------------------------  ---------------------------------
 FINANCIAL DATA                                            2004                2003             2004              2003
                                                      ---------------     ---------------  --------------   ----------------
 Capital:
   Average equity                                        $ 1,295,510         $ 1,161,334     $ 1,273,908        $ 1,147,884
   Period-end equity                                     $ 1,356,659         $ 1,187,407     $ 1,356,659        $ 1,187,407
   Risk-based capital ratios:
     Tier 1                                                    9.82%               8.78%
     Total capital                                            11.56%              10.96%
   Leverage ratio                                              7.81%               6.96%

 Common stock:
   Book value per share                                      $ 22.65             $ 19.94         $ 22.65            $ 19.94
                                                      ===============     ===============  ==============   ================

   Basic earnings per share                                   $ 0.79              $ 0.65          $ 2.21             $ 2.08
                                                      ===============     ===============  ==============   ================

   Diluted earnings per share                                 $ 0.72              $ 0.58          $ 1.99             $ 1.85
                                                      ===============     ===============  ==============   ================

 Period end common shares outstanding                     59,236,171          58,789,122      59,236,171         58,789,122

 Average shares outstanding:
     Basic                                                59,197,676          58,770,968      59,132,074         58,649,127
     Diluted                                              66,802,600          66,633,574      66,722,933         66,501,721

 Key ratios:
   Return on average assets                                    1.35%               1.20%           1.28%              1.30%
   Return on average equity                                   14.67%              13.26%          13.89%             14.33%
   Net interest margin                                         3.50%               3.34%           3.48%              3.46%

 Credit Quality:
 Nonperforming assets:
   Nonaccrual loans                                         $ 51,776            $ 50,788
   Real estate and other repossessed assets                    6,038               7,920
                                                      ---------------     ---------------
                 Total nonperforming assets                 $ 57,814            $ 58,708
                                                      ===============     ===============

   90-day past due                                           $ 9,173            $ 12,372
                                                      ===============     ===============

 Gross charge-offs                                           $ 6,879             $ 8,156        $ 21,513           $ 23,926
 Recoveries                                                    2,099               1,852           5,985              4,909
                                                      ---------------     ---------------  --------------   ----------------
 Net charge-offs (recoveries)                                $ 4,780             $ 6,304        $ 15,528           $ 19,017
                                                      ===============     ===============  ==============   ================

 Key ratios:
   Reserve for loan losses to period end loans (A)             1.68%               1.77%
   Nonperforming assets to period
     end loans (A) and repossessed assets                      0.75%               0.82%
   Net charge-offs (annualized) to average loans (A)           0.25%               0.36%           0.28%              0.37%
   Reserve for loan losses to nonperforming loans            249.36%             250.00%

 (A) Excluding residential mortgage loans held for sal


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

                                                             For the Quarter Ended              For the Nine Months Ended
                                                      -----------------------------------  ---------------------------------
                                                                 September 30,                        September 30,
                                                      -----------------------------------  ---------------------------------
                                                          2004                2003              2004              2003
                                                      ---------------     ---------------  --------------   ----------------
 Other Data:
 Average earning assets,
    net of unsettled security transactions              $ 12,442,173        $ 11,630,201    $ 12,300,714       $ 11,376,856
 Average total assets                                   $ 14,062,497        $ 12,856,629    $ 13,820,676       $ 12,623,152
 Average equity                                          $ 1,295,510         $ 1,161,334     $ 1,273,908        $ 1,147,884
 Average loans                                           $ 7,656,588         $ 7,122,211     $ 7,566,848        $ 7,014,711
 Loans held for sale (Period end)                           $ 82,053           $ 109,035        $ 82,053          $ 109,035
 Loans held for sale (Average)                              $ 71,591           $ 161,762        $ 80,311          $ 139,122
 Tax equivalent adjustment                                   $ 1,120             $ 1,256         $ 3,406            $ 3,986
 Preferred stock dividends - BOKF                              $ 750               $ 375         $ 1,500            $ 1,125
 Period end common shares O/S                             59,236,171          58,789,122      59,236,171         58,789,122
 Period end fully diluted shares                          66,841,095          66,651,727      66,841,095         66,651,727
 Number of days in period                                         92                  92             274                273


 Tangible Book Value per Common Share                        $ 18.52             $ 15.67         $ 17.47            $ 16.00
                                                      ===============     ===============  ==============   ================

 Stock Buy Back Program:
 Stock buy back # shares                                           -                   -               -                  -
 Stock buy back account                                          $ -                 $ -             $ -                $ -
                                                      ---------------     ---------------  --------------   ----------------
   Average price per share                                       $ -                 $ -             $ -                $ -
                                                      ===============     ===============  ==============   ================

 Mortgage Banking:
   Mortgage servicing portfolio                          $ 4,023,054         $ 4,499,482
   Mortgage loan fundings during quarter                   $ 138,941           $ 425,024       $ 495,732        $ 1,156,377
   Mortgage loan refinances to total fundings                 23.84%              65.84%          34.74%             69.27%

 Trust Assets:
   Total trust assets                                   $ 23,309,118        $ 19,247,663